Government Securities Portfolio A Series of Panorama Series Fund, Inc.

Panorama Series Fund, Inc.—Government Securities Portfolio

Objective
The Panorama Series Fund, Inc.—Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. government securities and U.S. government-related securities.
Narrative by David Negri and John Kowalik, Portfolio Managers
We are pleased with the performance of Panorama Government Securities Portfolio over the one-year period that ended December 31, 2000. We attribute much of the Portfolio’s solid performance to our active management of the portfolio’s allocations among Treasury and non-Treasury securities in response to market conditions over the past 12 months.
        The most significant event in the fixed income markets during the past year, in our opinion, was the Federal budget surplus. This has enabled the Treasury Department to buy back a sizable portion of its long-term debt, namely, 30-year Treasury bonds. In addition, the Treasury cut the number of its annual auctions of these securities from four to two. The markets reacted to this decrease in the supply of longer Treasuries and, as a result, 30-year Treasuries rallied. The Treasury’s decisions, coupled with the Federal Reserve’s (the Fed’s) numerous interest rate hikes, contributed to a notable occurrence: an inversion of the Treasury yield curve. This is an unusual situation in which short- and intermediate-term Treasuries yield more than long-term Treasuries.
        Another key event that we believe affected the Portfolio involved the current wide yield spreads, or differences, between Treasury and non-Treasury securities. Because the Portfolio continues to invest primarily in both Treasury and non-Treasury securities, we feel that these events were the most relevant factors affecting performance during the reporting period.
        In response to these market events, we continually adjusted the portfolio’s allocations to both Treasuries and non-Treasury “spread products,” such as mortgage-backed securities. This is consistent with our strategy of appropriately adjusting our mix of Treasury and mortgage-backed securities to respond to market changes. Before the reporting period began, for example, we had increased our position in mortgage-backed securities, which generally provide a considerable yield advantage over Treasuries without substantial volatility.
        At the beginning of the year, it became evident that the Government surplus and Treasury buybacks were significantly affecting longer term Treasury bonds. At this point, we departed from our typical target mix of 55% Treasuries and 45% mortgages, and began to cut back on spread products. This allowed us to purchase more Treasuries, which had not yet begun to rally. In June, we became more confident about a soft landing for the economy and moved slowly back to our traditional allocation, maintaining a neutral emphasis on mortgages.
In terms of the overall economy, we do not expect the Fed to implement many more—if any—increases in short-term interest rates. Currently, inflation seems to remain in check while economic growth runs at a healthy, yet moderate, pace. Based on this outlook, we continue to favor mortgage-related securities, and will likely continue to maintain a larger-than-usual allocation to these non-Treasury securities, seeking opportunities to add yield when appropriate. This disciplined strategy, we believe, is what helps make Government Securities Portfolio part of The Right Way to Invest.
Panorama Series Fund, Inc.—Government Securities Portfolio

Management’s discussion of performance.
During the fiscal year that ended December 31, 2000, the managers of Government Securities Portfolio actively adjusted the portfolio’s allocations to address key market events directly affecting the fixed income markets. The Federal Reserve (the Fed) continued to raise short-term interest rates, and longer term Treasury bonds decreased in supply and consequently appreciated in price. In response, the management team began to reduce the portfolio’s positions in non-Treasury securities and to purchase long-term Treasuries. This decision benefited the Portfolio’s performance, as long-term Treasuries rallied through the first half of 2000. The Fed began to slacken its series of interest-rate hikes by June and July, as it seemed to have achieved its objective of keeping inflation low. In response, the managers positioned the portfolio in anticipation of an expected soft landing for the economy. Mortgage-related securities provided the Portfolio with the bulk of its good performance for the fiscal year. The Portfolio’s holdings, allocations and strategies are subject to change.
Comparing the Portfolio’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges and expenses were taken into account, performance would be lower.
The Portfolio is compared to the performance of the Merrill Lynch Government Master Index, which is a composite of both Treasury and Agency Master indices. It includes all issues of the U.S. Government and agencies thereof, exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes.
The Portfolio’s performance reflects the effects of the Portfolio’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio’s performance, it must be noted that the Portfolio’s investments are not limited to the investments in the index.

The Portfolio’s performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Portfolio’s performance, please call us at 1.800.981.2871.
The performance information in the graph for the Merrill Lynch Government Master Index begins on 4/30/92. The inception date of the Portfolio is 5/13/92.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.
Statement of Investments December 31, 2000

	Principal	Market Value
	Amount	See Note 1

Mortgage-Backed Obligations—23.8%

Government Agency—23.8%

FHLMC/FNMA/Sponsored—15.1%
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation Certificates:
6.50%, 12/1/28	$1,077,561	$ 1,064,092
10.50%, 10/1/20	57,946	63,470

Federal National Mortgage Assn.: 6.50%, 2/1/098/1/28	1,630,624	1,613,601
7.50%, 9/1/22	119,470	121,970 2,863,133

GNMA/Guaranteed—8.7%
Government National Mortgage Assn., 7%, 10/15/233/15/26	1,626,913	1,637,881
Total Mortgage-Backed Obligations (Cost $4,475,819)		4,501,014

U.S. Government Obligations—69.9%

Federal Home Loan Bank, Unsec. Nts., Series 110, 4.87%, 1/22/02	1,500,000	1,487,346

Financing Corp. Debs., FICO Strips: Series 13, Zero Coupon, 6.71%, 12/27/02(1)	1,200,000	1,073,172
Series 13, Zero Coupon, 6.77%, 12/27/06(1)	1,000,000	708,740

Resolution Funding Corp., Zero Coupon Strip Bonds: 6.18%, 7/15/04(1)	1,500,000	1,249,074
6.23%, 7/15/05(1)	489,000	384,607

U.S. Treasury Bonds: 7.50%, 11/15/16(2)	2,175,000	2,624,064
8.125%, 8/15/19	500,000	646,443
9.25%, 2/15/16	1,200,000	1,655,910

U.S. Treasury Nts.: 5.75%, 8/15/03	500,000	507,579
7.50%, 11/15/01	405,000	411,714
7.875%, 11/15/04	2,255,000	2,468,785
Total U.S. Government Obligations (Cost $12,463,572)		13,217,434

Short-Term Notes—1.6%

Federal Home Loan Bank, 5.75%, 1/2/01 (Cost $299,952)	300,000	299,952

Repurchase Agreements—3.8%

Repurchase agreement with Zion First National Bank, 5.90%, dated 12/29/00, to be repurchased at $722,473 on 1/2/01, collateralized by U.S. Treasury Nts., 6.50%–7%, 8/31/01–2/15/10, with a value of $737,343 (Cost $722,000)	722,000	722,000

Total Investments, at Value (Cost $17,961,343)	99.1%	18,740,400

Other Assets Net of Liabilities	0.9	163,538
Net Assets	100.0%	$18,903,938

1. Zero-coupon bond reflects the effective yield on the date of purchase.
2. Securities with an aggregate market value of $48,259 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.
Statement of Investments December 31, 2000

Assets Investments, at value (cost $17,961,343)—see accompanying statement	$18,740,400

Cash	250

Receivables and other assets: Interest and principal paydowns	175,968

Other	1,156

Total assets	18,917,774

Liabilities Payables and other liabilities: Legal, auditing and other professional fees	5,848
Shareholder reports	3,998
Daily variation on futures contracts	1,875
Shares of capital stock redeemed	1,541
Directors’ compensation	128
Transfer and shareholder servicing agent fees	24
Other	422
Total liabilities	13,836

Net Assets	$18,903,938

Composition of Net Assets Par value of shares of capital stock	$ 17,123

Additional paid-in capital	17,845,814

Undistributed net investment income	1,104,567

Accumulated net realized loss on investment transactions	(879,561)

Net unrealized appreciation on investments	815,995
Net assets—applicable to 17,123,197 shares of capital stock outstanding	$18,903,938

Net Asset Value, Redemption Price Per Share and Offering Price Per Share See accompanying Notes to Financial Statements.	$1.10
Statement of Operations For the Year Ended December 31, 2000

Investment Income Interest	$1,270,517

Expenses Management fees	98,206

Accounting service fees	15,000

Shareholder reports	10,331

Legal, auditing and other professional fees	6,743

Transfer and shareholder servicing agent fees	1,941

Custodian fees and expenses	1,869

Directors’ compensation	1,123

Other	2,463
Total expenses	137,676
Less expenses paid indirectly	(1,866)
Net expenses	135,810

Net Investment Income	1,134,707

Realized and Unrealized Gain (Loss) Net realized gain (loss) on: Investments	(67,134)
Closing of futures contracts	107,801
Net realized gain	40,667

Net change in unrealized appreciation on investments	1,140,510
Net realized and unrealized gain	1,181,177

Net Increase in Net Assets Resulting from Operations	$2,315,884
See accompanying Notes to Financial Statements.
Statements of Changes in Net Assets
	Year Ended December 31,
	2000	1999

Operation Net investment income	$ 1,134,707	$ 1,315,506

Net realized gain (loss)	40,667	(322,128)

Net change in unrealized appreciation (depreciation)	1,140,510	(1,564,589)
Net increase (decrease) in net assets resulting from operations	2,315,884	(571,211)

Dividends and/or Distributions to Shareholders Dividends from net investment income	(1,331,594)	(1,340,571)

Capital Stock Transactions Net decrease in net assets resulting from capital stock transactions	(2,230,791)	(2,860,658)

Net Assets Total decrease	(1,246,501)	(4,772,440)

Beginning of period	20,150,439	24,922,879
End of period (including undistributed net investment income of $1,104,567 and $1,306,007, respectively)	$18,903,938	$20,150,439
See accompanying Notes to Financial Statements.
Financial Highlights
	Year Ended December 31,
	2000	1999	1998	1997	1996(1)

Per Share Operating Data Net asset value, beginning of period	$1.05	$1.13	$1.11	$1.09	$1.07

Income (loss) from investment operations: Net investment income	.07	.07	.06	.07	.07
Net realized and unrealized gain (loss)	.05	(.09)	.03	.02	(.05)

Total income (loss) from investment operations	.12	(.02)	.09	.09	.02

Dividends to shareholders: Dividends from net investment income	(.07)	(.06)	(.07)	(.07)	—(2)

Total dividends to shareholders	(.07)	(.06)	(.07)	(.07)	—

Net asset value, end of period	$1.10	$1.05	$1.13	$1.11	$1.09

Total Return, at Net Asset Value(3)	12.36%	(1.73)%	8.14%	8.82%	1.93%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$18,904	$20,150	$24,923	$23,719	$23,236

Average net assets (in thousands)	$18,702	$22,683	$24,044	$23,034	$23,880

Ratios to average net assets:(4) Net investment income	6.07%	5.80%	5.64%	5.96%	6.11%
Expenses	0.74%	0.70%	0.68%(5)	0.67%(5)	0.62%(5)

Portfolio turnover rate	31%	14%	43%	0%	6%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Portfolio.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Government Securities Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio’s investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio’s investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies; a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
Repurchase Agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Portfolio may be delayed or limited.
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2000, the Portfolio had available for federal income tax purposes unused capital loss carryovers as follows:
Expiring

2002	$203,824
2003	120,749
2005	103,711
2006	62,129
2007	335,952
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.
The Portfolio adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in undistributed net investment income of $4,553. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Portfolio were unaffected by the reclassifications.
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Portfolio.
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
        The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Portfolio did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio, but will result in a $284,688 decrease to cost of securities and a corresponding $284,688 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock The Portfolio has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:
	Year Ended December 31, 2000		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount

Sold	2,061,609	$ 2,162,940	2,089,799	$ 2,246,159
Dividends and/or distributions reinvested	1,331,594	1,331,594	1,264,689	1,340,571
Redeemed	(5,547,687)	(5,725,325)	(6,090,812)	(6,447,388)
Net decrease	(2,154,484)	$(2,230,791)	(2,736,324)	$(2,860,658)
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $5,756,679 and $5,205,678, respectively.
Notes to Financial Statements

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $17,977,601 was:
                                Gross unrealized appreciation       $ 886,112
                                Gross unrealized depreciation         (123,313)
Net unrealized appreciation $ 762,799
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Portfolio’s management fee for the year ended December 31, 2000, was an annualized rate of 0.525%, before any waiver by the Manager if applicable.
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Portfolio and is responsible for maintaining the shareholder registry and shareholder accounting records for the Portfolio. OFS provides these services for cost. Effective January 1, 2001, the Portfolio ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly-based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
        The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed-income securities.
        Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
As of December 31, 2000, the Portfolio had outstanding futures contracts as follows:
Contract Description	Expiration Date	Number of Contracts	Valuation as of December 31, 2000	Unrealized Appreciation

Contracts to Purchase U.S. Long Bond	3/21/01	12	$1,255,500	$36,937
Independent Auditor’s Report

To the Board of Directors and Shareholders of Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Securities Portfolio as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2001
Federal Income Tax Information (Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2000. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
        Dividends of $0.0726 per share were paid to shareholders on March 17, 2000, all of which was designated as ordinary income for federal income tax purposes.
The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
Government Securities Portfolio
A Series of Panorama Series Fund, Inc.

Officers and Directors	James C. Swain, Director and Chairman of the Board
Bridget A. Macaskill, President
William L. Armstrong, Director
Robert G. Avis, Director
Jon S. Fossel, Director
Sam Freedman, Director
Raymond J. Kalinowski, Director
C. Howard Kast, Director
Robert M. Kirchner, Director
Charles Albers, Vice President
George Evans, Vice President
Alan Gilston, Vice President
John S. Kowalik, Vice President
Nikolaos Monoyios, Vice President
David P. Negri, Vice President
Thomas P. Reedy, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Government Securities Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.